UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2013

DSI REALTY INCOME FIND IX

a California Limited Partnership

(Exact name of registrant as specified in its charter)

California	2-96364	33-0103989
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6700 E. Pacific Coast Hwy., Long Beach, CA	90803
(Address of principal executive offices)	(Zip Code)

(562) 493-8881

(Registrant’s telephone number, including area code)

 N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On November 6, 2013 notice is being given to investors of DSI REALTY INCOME FUND IX (the “Company”) regarding the engagement of Bancap Self Storage Group, Inc. as the Company’s valuation consultant. Upon completion of the valuation engagement the Company will notify investors of any strategic options that may be available.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

20.1	Letter from DSI Realty Income Fund IX to investors regarding the engagement of Bancap Self Storage Group, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DSI REALTY INCOME FUND IX

Dated: November 6, 2013	By:	/s/ Richard P. Conway
Richard P. Conway Executive Vice President of DSI Properties, Inc., General Partner (chief financial officer)

EXHIBIT INDEX

Exhibit Number	Description

20.1	Letter from DSI Realty Income Fund IX to investors regarding the engagement of Bancap Self Storage Group, Inc.